Schedule of Investments(a)
January 31, 2026
(Unaudited)

Shares		Value
Common Stocks & Other Equity Interests–97.60%
Integrated Oil & Gas–49.72%
BP PLC, ADR	533,018	$20,190,721
Chevron Corp.	327,582	57,949,256
Exxon Mobil Corp.	494,858	69,972,921
Occidental Petroleum Corp.	155,533	7,059,643
Shell PLC, ADR (United Kingdom)(b)	506,816	39,040,037
Suncor Energy, Inc. (Canada)	614,198	32,463,430
TotalEnergies SE (France)	296,612	21,572,201
		248,248,209
Multi-Utilities–1.48%
Sempra	84,717	7,371,226
Oil & Gas Drilling–1.47%
Noble Corp. PLC(b)	206,709	7,362,975
Oil & Gas Equipment & Services–10.46%
Atlas Energy Solutions, Inc.(b)	314,169	3,666,352
Baker Hughes Co., Class A	105,931	5,936,373
SLB Ltd.	415,314	20,092,892
Tenaris S.A.	1,014,818	22,542,092
		52,237,709
Oil & Gas Exploration & Production–20.59%
Canadian Natural Resources Ltd. (Canada)	655,875	24,387,288
ConocoPhillips	258,284	26,920,941
Diamondback Energy, Inc.	86,959	14,256,928
EQT Corp.	152,670	8,813,639
Expand Energy Corp.	81,887	9,204,918
Permian Resources Corp.	688,757	11,109,651
Tourmaline Oil Corp. (Canada)	171,292	8,106,383
		102,799,748
Oil & Gas Refining & Marketing–6.49%
Marathon Petroleum Corp.	86,353	15,214,535
Shares		Value
Oil & Gas Refining & Marketing–(continued)
Phillips 66	119,598	$17,169,489
		32,384,024
Oil & Gas Storage & Transportation–6.49%
Cheniere Energy, Inc.	62,156	13,147,237
South Bow Corp. (Canada)	677,887	19,256,541
		32,403,778
Specialty Chemicals–0.90%
Albemarle Corp.	26,429	4,509,580
Total Common Stocks & Other Equity Interests (Cost $402,330,982)		487,317,249
Money Market Funds–2.36%
Invesco Government & Agency Portfolio, Institutional Class, 3.61%(c)(d)	4,131,362	4,131,362
Invesco Treasury Portfolio, Institutional Class, 3.57%(c)(d)	7,672,565	7,672,565
Total Money Market Funds (Cost $11,803,927)		11,803,927
TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.96% (Cost $414,134,909)		499,121,176
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–2.66%
Invesco Private Government Fund, 3.65%(c)(d)(e)	3,677,236	3,677,236
Invesco Private Prime Fund, 3.80%(c)(d)(e)	9,601,094	9,603,975
Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $13,281,211)		13,281,211
TOTAL INVESTMENTS IN SECURITIES–102.62% (Cost $427,416,120)		512,402,387
OTHER ASSETS LESS LIABILITIES—(2.62)%		(13,079,998)
NET ASSETS–100.00%		$499,322,389
Investment Abbreviations:
ADR	– American Depositary Receipt
Notes to Schedule of Investments:
(a)
Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	All or a portion of this security was out on loan at January 31, 2026.
(c)
Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the nine months ended January 31, 2026.

	Value April 30, 2025	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value January 31, 2026	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$2,767,125	$22,606,583	$(21,242,346)	$-	$-	$4,131,362	$65,797
Invesco Treasury Portfolio, Institutional Class	5,138,980	41,983,654	(39,450,069)	-	-	7,672,565	121,060
See accompanying notes which are an integral part of this schedule.
Invesco Energy Fund

	Value April 30, 2025	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value January 31, 2026	Dividend Income
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	$5,159,115	$319,437,243	$(320,919,122)	$-	$-	$3,677,236	$373,453*
Invesco Private Prime Fund	13,427,118	577,844,314	(581,670,493)	-	3,036	9,603,975	1,017,205*
Total	$26,492,338	$961,871,794	$(963,282,030)	$-	$3,036	$25,085,138	$1,577,515

*	Represents the income earned on the investment of cash collateral. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(d)	The rate shown is the 7-day SEC standardized yield as of January 31, 2026.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned.
The valuation policy and a listing of other significant accounting policies are available in the most recent shareholder report.
See accompanying notes which are an integral part of this schedule.
Invesco Energy Fund

Notes to Quarterly Schedule of Portfolio Holdings
January 31, 2026
(Unaudited)
NOTE 1—Additional Valuation Information
Generally Accepted Accounting Principles ("GAAP") defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 – Prices are determined using quoted prices in an active market for identical assets.
Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others. When market movements occur after the close of the relevant foreign securities markets, foreign securities may be fair valued utilizing an independent pricing service.
Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect Invesco Advisers, Inc.’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
The following is a summary of the tiered valuation input levels, as of January 31, 2026. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks & Other Equity Interests	$443,202,956	$44,114,293	$—	$487,317,249
Money Market Funds	11,803,927	13,281,211	—	25,085,138
Total Investments	$455,006,883	$57,395,504	$—	$512,402,387
Invesco Energy Fund